Securities and Exchange Commission
Washington, D.C. 20549

Form 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities and Exchange Commission

Date of Report (Date of earliest event reported): September 21, 2006.

ICrystal, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-29417	62-1581902
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1305 Krameria Street, Suite H-167, Denver, Colorado 80220
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (888) 588-2449


Form 8-K
ICrystal, Inc.
Item 1.01.	Entry into a Material Definitive Agreement.
On November 27, 2006, we entered into, and consummated, three separate asset purchase agreements, each of which relates to our acquiring certain web site domains and Internet web pages associated therewith from their owners. We issued shares of our common stock in consideration of the web site domains and web pages associated therewith, as more particularly described below.

A.
We entered into one of the asset purchase agreements with James Kaufman. We issued 600,000 shares of our common stock to Mr. Kaufman, in consideration of the following web site domains and Internet web pages associated therewith:

CatVortal.com	SportsVortal.com	DrumVortal.com	PetVortal.com
DogVortal.com	PuppyVortal.com	BlogVortal.com	TheCarVortal.com
DesignVortal.com	MotorcycleVortal.com	GuitarVortal.com	iHealthEditor.com
CookingVortal.com	WomensFashionVortal.com	FashionVortal.com	iTravelEditor.com
BeautyVortal.com	MensFashionVortal.com	CookingEditor.com	DietEditor.com
VintageCarVortal.com	ChildrensFashionVortal.com	GiftEditor.com	FinanceEditor.com
DogEditor.com	MusicalInstrumentVortal.com	TheCarEditor.com	iAutoEditor.com
GuitarEditor.com	MotorcycleEditor.com	PetEditor.com	TheWineEditor.com
DrumEditor.com	WomensFashionEditor.com	PuppyEditor.com	TheOutDoorEditor.com
ibeautyEditor.com	MensFashionEditor.com	iCarEditor.com	TheGolfEditor.com
iTechnologyEditor.com	ChildrensFashionEditor.com	MensWearEditor.com	CookingEditor.com
iSportsEditor.com	MotorcycleEditor.com	WatchEditor.com	TheIeditor.com
WearEditor.com	HomeDesignEditor.com	MediumRareGuitars.com
ChildrensWearEditor.com	WomensWearEditor.com
B.
We entered into one of the asset purchase agreements with Tommy Loflin. Mr. Loflin is the son of our CEO, David Loflin. We issued 200,000 shares of our common stock to Mr. Loflin, in consideration of the following web site domains and Internet web pages associated therewith:

arizonacardinalssite.com	atlantafalconssite.com	baltimoreravenssite.com
buffalobillssite.com	carolinapanterssite.com	chicagobearswebsite.com
cincinnatibengalssite.com	clevelandbrownssite.com	dallascowboyssite.com
detroitlionssite.com	denverbroncossiteonline.com	greenbaypackerssite.com
houstontexanssite.com	indianapoliscoltssite.com	jacksonvillejaguarssite.com
kansascitychiefssite.com	miamidolphinssite.com	minnesotavikingssite.com
newenglandpatriotssite.com	neworleanssaintssite.com	nygiantssite.com
nyjetssite.com	oaklandraiderssite.com	philadelphiaeglessite.com
pittsburghsteelerssite.com	sandiegochargerssite.com	sanfrancisco49erssite.com
seattleseahawkssite.com	stlouisramssite.com	tampabaybuccaneers.com
tennesseetitanssite.com	washingtonredskinssite.com
C.
We entered into one of the asset purchase agreements with David Loflin, our CEO and one of our directors. We issued 500,000 shares of our common stock to Mr. Loflin, in consideration of the following web site domains and Internet web pages associated therewith:

clickeasy.net	foxhole.org	hostingvortal.com	freerover.com
gogetitboy.com	proxyzoo.com	qcards.com	templatevortal.com
trafficvortal.com	vortal9.com	picrate.org	newsandmedia.cc
seodoc.net	xcoupe.com	coffebythepound.net	myarcadespace.biz
myarcadespace.info	myproxyspace.net	myproxyspace.org	myproxyspace.info
myproxyspace.us	myproxyspace.name	pokespot.com	safesoft.us
vegasbetlive.com	bbou.net	andigirl.com	n-advanced.com
alltrackracing.com	circletrackraceparts.com	alltrackracing.net	webcodomains.com
webcohosting.com	circletrackraceparts.net	howtowinatpoker.com
Our board of directors authorized the acquisition of these web site domains and Internet web pages associated therewith, following its determination that our company commence a new business that would have us developing and acquiring numerous web site domains and Internet web pages therefor. None of the web site domains nor any of the web pages associated therewith has ever been the part of a going business. In determining the number of shares of our common stock to be issued under the three separate asset purchase agreements, our board of directors did not employ any standard valuation formula or any other standard measure of value. Please see Item 7.01 of this Current Report for a more complete discussion of our new business.

Item 2.01.	Completion of Acquisition or Disposition of Assets.
On November 27, 2006, we completed the acquisition of certain web site domains and Internet web pages associated therewith, under three separate asset acquisition agreements, as more particularly described in Item 1.01 of this Current Report.

Item 3.02.	Unregistered Sales of Equity Securities.
1.	(a)	Securities Sold. In September 2006, 2,250,000 shares of our common stock were issued.
	(b)	Underwriter or Other Purchasers. Such shares of common stock were issued to David Loflin.
	(c)	Consideration. Such shares of common stock were issued as a retention bonus and were valued at $.05 per share, the closing sale price of our common stock on the date of issuance.
(d)
Exemption from Registration Claimed. These securities are exempt from registration under the Securities Act of 1933, as amended, pursuant to the provisions of Section 4(2) thereof and Rule 506 thereunder, as a transaction not involving a public offering. This purchaser was a sophisticated investor capable of evaluating an investment in the company.

2.	(a)	Securities Sold. In November 2006, 50,000 shares of our common stock were issued.
	(b)	Underwriter or Other Purchasers. Such shares of common stock were issued to Victor Nostas.
	(c)	Consideration. Such shares of common stock were issued pursuant to a consulting agreement and were valued at $.21 per share, the closing sale price of our common stock on the date of issuance.
(d)
Exemption from Registration Claimed. These securities are exempt from registration under the Securities Act of 1933, as amended, pursuant to the provisions of Section 4(2) thereof and Rule 506 thereunder, as a transaction not involving a public offering. This purchaser was a sophisticated investor capable of evaluating an investment in the company.

3.	(a)	Securities Sold. In November 2006, A total of 1,300,000 shares of our common stock were issued.
	(b)	Underwriter or Other Purchasers. Such shares of common stock were issued to James Kaufman (600,000 shares), Tommy Loflin (200,000 shares) and David Loflin (500,000 shares).
	(c)	Consideration. Such shares of common stock were issued pursuant to three separate asset purchase agreements, in consideration of certain assets.
(d)
Exemption from Registration Claimed. These securities are exempt from registration under the Securities Act of 1933, as amended, pursuant to the provisions of Section 4(2) thereof and Rule 506 thereunder, as a transaction not involving a public offering. Each of these purchasers was a sophisticated investor capable of evaluating an investment in the company.

4.	(a)	Securities Sold. In November 2006, 500,000 shares of our common stock were issued.
	(b)	Underwriter or Other Purchasers. Such shares of common stock were issued to Newlan & Newlan, Attorneys at Law.
(c)
Consideration. Such shares of common stock were issued pursuant to a legal services letter agreement and were valued, for financial reporting purposes, at $.21 per share, the closing sale price of our common stock on the date of issuance.

(d)
Exemption from Registration Claimed. These securities are exempt from registration under the Securities Act of 1933, as amended, pursuant to the provisions of Section 4(2) thereof and Rule 506 thereunder, as a transaction not involving a public offering. This purchaser was a sophisticated investor capable of evaluating an investment in the company.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Effective November 27, 2006, our board of directors appointed James Kaufman as our president. Mr. Kaufman agreed to serve as our president without compensation, until such time as our financial condition permits us to compensate Mr. Kaufman. While we expect to enter into a formal employment agreement with Mr. Kaufman in the future, we cannot estimate when this would occur. Further, we have not made an informal arrangement with Mr. Kaufman regarding his future compensation.

The following sets forth information relating to Mr. Kaufman’s background:

JAMES KAUFMAN, during more than the past five years, has been engaged as an independent business consultant. Also, during the past five years, Mr. Kaufman has devoted significant time to the development of vorts.com, an Internet web site classified as a vertical website directory, or “vortal”, an Internet-specific term for vertical portals, vortals being focused online communities of expert interest and/or specific industry. In addition, during the past five years, Mr. Kaufman has developed proprietary Search Engine Optimization (SEO) techniques, which he will employ to our benefit as our president.

Item 5.06.	Change in Shell Company Status.
On November 27, 2006, we ceased being a shell company. On that date, our board of directors determined that we would commence business operations as a publisher of web pages. In connection with this determination, we entered into three separate asset purchase agreements, whereby we acquired certain web site domains and Internet web pages associated therewith. These assets are the initial assets with which we will pursue our new business plan. Please see the discussion under Item 7.01 of this Current Report, for a discussion of our new plan of business and other related matters.

Item 7.01.	Regulation FD Disclosure.
Change in Business Plan
During the past three years, our management searched for a going business to acquire, without success. Due to this lack of success, our board of directors determined that it would be in the best interests of our company and our shareholders for our company to start a new business. After assessing the business opportunities available to our company vis-a-vis our lack of available capital, our board of directors determined that we would become a publisher of web pages. To that end, our board of directors adopted the following as our new general business plan:

“The Corporation is to publish web pages. Each web page is to be designed with a particular niche audience in mind. Much like today’s niche magazines and periodicals derive advertising revenues based on readership, it is intended that the Corporation’s web pages derive revenues as a function of their site traffic via click-though advertising and e-commerce commissions. It is further intended that the web pages of the Corporation intuitively attract visitors through proprietary Search Engine Optimization methods.”

Our management believes this plan of business is unique to our company. Thus, it is without a proven track record.
Our board of directors has directed management to pursue sources of capital and has committed to apply any and all available current and future capital to the development of our new business plan.
The Essence of Our Business Plan
We seek to generate revenues from our web page publishing business in much the same way that traditional magazine publishers generate revenues from their publishing businesses: advertising. As traditional magazine publishers seek ever-increasing subscription rates upon which to base advertising rates, we seek to establish an ever-increasing number of Internet visitors, or “traffic”, to each of our web pages, thereby increasing mathematically our opportunities to generate revenues through “click-through” advertising and e-commerce commissions.

Web Page Publishing
It is our objective to be the publisher of, literally, tens of thousands of web pages, each designed to fill a particular niche interest, such as cutting horse training or kitchen remodeling, for example. Once we have published a new web page, we will take measures intended to increase the number of visitors to that web page, the most important of which measures will be our employment of proprietary Search Engine Optimization (SEO) strategies.

Search Engine Optimization
When we refer to a “search engine”, we are referring to an Internet search engine, such as Google or ask.com, that searches for information on the public Internet. In general, a search engine allows the user to request links to web page content meeting specific user-generated search criteria, typically a given word or phrase. Based on the user-generated search criteria, a search engine generates a list of web pages that match, to one degree or another, the user’s criteria. This list is usually sorted with some measure of relevance to the user-generated search criteria. Search engines use regularly updated indexes to operate quickly and efficiently. Unlike Internet directories, which are developed and maintained by human editors, search engines operate through the use of algorithms.

The algorithmic basis of search engine operation has given rise to a niche Internet industry known as search engine optimization (SEO). SEO is an outgrowth of search engine marketing that serves to improve the number and/or quality of visitors to a web page. In effect, SEO markets by appealing to machine algorithms to increase search engine relevance and, ultimately, web page traffic. This is analogous to circulation in magazines and other periodicals and to foot traffic in retail advertising.

Search engines display different kinds of listings on a search engine results page, including paid advertising, in the form of pay-per-click advertisements and paid-inclusion listings, as well as unpaid “organic” search results, that is not-for-pay search results, and keyword-specific listings, such as news stories, definitions, map locations and images. SEO is concerned with improving the number and position of a web page’s listing in the organic search results.

SEO strategies vary widely, in accordance with the specific web page. Broadly speaking, SEO may be geared towards increasing either the total number or the quality of visitors derived from the organic results of search engine searches, or both. The quality of a visitor can be measured by how often a visitor using a specific keyword leads to a desired action, such as making a purchase or requesting further information through the subject web page.

A range of strategies and techniques are employed in SEO activities, including changes to a web page’s code (these are referred to as “on page factors”) and obtaining links from other web pages (these are referred to as “off page factors”).

SEOs have been successful in many instances. However, as the search engines are not paid for the traffic they send to a particular web page from organic search results, the algorithms used by the search engines can and do change. Due to the search engines’ changing strategies in designing algorithms, there are no guarantees of success for an SEO practitioner, in the near term or long term.

Click-Through Advertising and E-Commerce Commissions
On each of our web pages, we will locate numerous advertising “buttons”, or links, of our sponsors. Visitors to our web pages will be able to click these advertising buttons to obtain more information about an advertiser. Through our agreement with various online “click-through” advertising facilitators, including Google, we are paid for each visitor who “clicks” an advertising button. For each click, we are paid between $.01 and $.50, with most per-click payments being between $.01 and $.05.

In addition, some of our web pages’ advertising buttons will link directly to an e-commerce, or merchandise sale, web site. Through agreements with advertising facilitators, like Google, we are to be paid a commission on sales made by a particular e-commerce site attributable to our web page visitor. Our commissions will vary from 5% to 50% of sales made by an e-commerce site, depending on the exact nature of the merchandise sold.

Because we will derive all of our revenues from these arrangements, it will be necessary for us to continually publish new web pages, in order to increase the number of gross visitors to all of our web pages. Any increase in the number of visitors to our web pages increases mathematically our opportunities to derive revenues through our click-through and e-commerce agreements.

Equipment and Facilities
Currently, we do not own any computers on which to host our collection of web pages. Rather, we lease server space from third-party web page hosting companies. It is our expectation that our web hosting expenses will exceed our advertising revenues at least through December 31, 2007. However, we cannot predict the exact level of web hosting expenses, nor can we predict our level of revenues, if any.

As soon as we obtain sufficient capital, it is our intention to purchase computers on which to host our own collection of web pages and to secure an appropriate Internet connection, or bandwidth. These two items, computers and bandwidth, will be our primary areas of focus, logistically and financially, for the foreseeable future.

The Competitive Environment of the Internet
We compete in the world’s ultimate free market - the Internet. We compete for the attention of Internet users against every other web page on the Internet. Our business model requires that we attract as many Internet users to our web sites as possible. The primary method by which we intend to generate visitors to our web sites is through the implementation of our proprietary Search Engine Optimization (SEO) techniques. We believe our SEO techniques will, over time, be successful in leading Internet users to our various web pages. Because we have not tested our SEO techniques commercially, we cannot make any assurances that they will be successful in leading Internet users to our web pages.

Because the Internet, by its very nature, is in a constant state of change, we may never be successful in achieving success with our SEO techniques or any other strategies designed to produce visitors to our web sites. If this is the case, we will never earn a profit.

Our web pages will lack brand-name recognition and it is likely, therefore, that none of our current or future web pages will become well-known to Internet users. Instead, it is likely that Internet users will be lead to our web pages as a result of a key-word search utilizing an Internet search engine, such as Google or Yahoo.

Risk Factors Associated with an Investment in Our Common Stock
You should carefully consider the risks described below before you decide to buy our common stock. If any of the following risks actually occur, our business, financial condition or results of operations would likely suffer. In such case, the trading price of our common stock could decline, and you could lose all or part of your investment.

Because we have a limited operating history, there is a limited amount of information about us upon which you can evaluate our business and potential for future success.
We have only a limited operating history upon which you can evaluate our business and prospects. You must consider the risks and uncertainties frequently encountered by early-stage companies in new and rapidly evolving markets, such as an Internet-based company like us.

You will suffer substantial dilution in the net tangible book value of the common stock you purchase.
You will suffer substantial and immediate dilution, due to the lower book value per share of our common stock compared to the purchase price per share of our common stock. We cannot predict your actual dilution.

The market price of our common stock will continue to be extremely volatile, and it may drop unexpectedly.
The market price of our common stock has fluctuated significantly in the past and we expect this volatility to continue in the future. The stock prices for many high technology companies, especially those that base their businesses on the Internet, recently have experienced wide fluctuations and extreme volatility. This volatility has often been unrelated to the operating performance of such companies, so our stock price could decline even if our web page publishing business is successful. Also, following periods of volatility in the market price of a company’s securities, securities class action claims frequently are brought against the subject company. To the extent that the market price of our shares falls dramatically in any period of time, shareholders may bring claims, with or without merit, against us. Such litigation would be expensive to defend and would divert management attention and resources regardless of outcome.

Our common stock is a “penny stock”.
Our common stock is traded on the Pink Sheets and will be considered a “penny stock”, as long as it trades below $5.00 per share. Broker-dealer practices in connection with transactions in penny stocks are regulated by penny stock rules adopted by the SEC. The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure statement prepared by the SEC that provides information about penny stocks and the nature and level of risks in the penny stock market. The broker-dealer also must provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson in the transaction, as well as the monthly account statements showing the market value of each penny stock held in the customer’s account. In addition, the penny stock rules require that, prior to a transaction in a penny stock not otherwise exempt from such rules, the broker-dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser’s written agreement to the transaction.

These disclosure requirements may have the effect of reducing the level of trading activity in the secondary market for a stock that becomes subject to the penny stock rules. In this regard, it can be expected that investors in our common stock may find it more difficult to profit on their investments in our common stock.

We may be unable to obtain sufficient capital to sustain our business or pursue our growth strategy.
Currently, we do not have sufficient financial resources to implement our business plan. There is no assurance that we will be able to generate revenues that are sufficient to sustain our operations, nor can we assure you that we will be able to obtain additional sources of financing in order to satisfy our working capital needs. Should needed financing be unavailable or prohibitively expensive when we require it, it is possible that we would be forced to cease operations.

Our future operating results may vary from period to period, and, as a result, we may fail to meet the expectations of our investors and analysts, which could cause our stock price to fluctuate or decline and inhibit our ability to obtain funds.

Our revenues and results of operations are expected to fluctuate as we make financial commitments to facilitate anticipated growth. The following factors will influence our operating results:
-	access to funds for capital expenditures, including expenditures for needed computer equipment;
-	the successful implementation of our Search Engine Optimization (SEO) techniques;
-	the rate at which visitors to our web pages “click” on our advertisements;
-	changes in the current structure of the “click-through” advertising business; and
-	the overall existing competition for Internet users’ attention during their Internet usage.
If our actual revenues are below our expectations, our results of operations will suffer and we could be forced to cease operations. Period-to-period comparisons of our results of operations will likely not provide reliable indications of our future performance. Price fluctuations of our common stock could negatively impact our ability to obtain needed capital.

Our future success will depend on our ability to keep pace with the Internet’s constant state of flux, especially with respect to Internet users’ evolving Internet usage patterns.
The Internet is constantly evolving, due to Internet usage patterns, technological innovations and product introductions made by other companies. We must use leading technologies effectively and continue to develop our technical expertise on a timely basis to achieve our business goals. We cannot assure you that we will be able to do so.

Our ability to compete successfully in attracting visitors to our web pages depends, in part, on our web pages’ content appealing to Internet users. Our failure to develop attractive content would likely cause us to become less competitive in attracting visitors to our web pages, thereby causing us to operate less successfully.

Our web page publishing concept is substantially untested and we may be unable to attract visitors to our web pages in sufficient numbers for us to earn a profit.
Our business concept, whereby we would derive revenues from our published web pages based on “click-through” advertising agreements and e-commerce commissions, is substantially untested. We cannot assure you that our business concept will ever achieve profitability.

We could fail to overcome the severe competition for the attention of Internet users, which would impair our ability to earn a profit and cause increasing weakness in our overall financial condition.
Because there is severe competition for the attention of Internet users. As there are no significant barriers to establishing a web page that seeks to attract Internet users, we expect that competition will only intensify over time. If we are unable to overcome this severe competition for the attention of Internet users, we do not expect that we would earn a profit and our overall financial condition would decline.

Our business plan is not based on independent market studies, so we cannot assure you that our strategy will be successful.
We have not commissioned any independent market studies concerning the extent to which we will be able to attract Internet users to our web pages. Rather, our plans for implementing our business strategy and achieving profitability are based on the experience, judgment and assumptions of our key management personnel, and upon other available information concerning the Internet industry. If our management’s assumptions prove to be incorrect, it is likely that we will never earn a profit.

We depend on our key personnel; the loss of any key personnel could disrupt our operations, adversely affect our business and result in reduced revenues.
Our future success will depend on the continued services and on the performance of our management and other key employees. We have not entered into employment agreements with any of our officers, although we expect to do so in the near future. The loss of their services for any reason could seriously impair our ability to execute our business plan, which could reduce our revenues and have a materially adverse effect on our business and results of operations. We have not purchased any key-man life insurance.

Our directors and executive officers own enough of our common stock effectively to control directors’ elections and thereby control our management policies.
Our directors and officers own approximately 70% of our currently outstanding common stock. These shareholders may be able effectively to control the outcome of corporate actions requiring shareholder approval by majority action. Their stock ownership may have the effect of delaying, deferring or preventing a change in control of ICrystal, Inc.

Current Management
The following table sets forth the officers and directors of ICrystal, Inc.
Name	Age	Position(s)
David Loflin	49	Chief Executive Officer, Acting Chief Financial Officer, Secretary and Director
James Kaufman	42	President
Waddell D. Loflin	55	Director
David Loflin and Waddell D. Loflin are brothers.
Our current officers and directors serve until the next annual meeting of our board of directors or until their respective successors are elected and qualified. All officers serve at the discretion of our board of directors. Family relationships between our officers and directors are noted above. Certain information regarding the backgrounds of each of the officers and directors is set forth below.

DAVID LOFLIN is our founder. From 1996 through October 2003, Mr. Loflin served as an executive officer and director of USURF America, Inc. (now Cardinal Communications, Inc. (OTCBB Symbol: CDNC). From June 2003 to the present, Mr. Loflin has been president and director of Diamond I, Inc. (OTCBB Symbol: DMOI).

JAMES KAUFMAN, during more than the past five years, has been engaged as an independent business consultant. Also, during the past five years, Mr. Kaufman has devoted significant time to the development of vorts.com, an Internet web site classified as a vertical website directory, or “vortal”, an Internet-specific term for vertical portals, vortals being focused online communities of expert interest and/or specific industry.

WADDELL D. LOFLIN, from 1996 through April 2003, Mr. Loflin served as vice president, secretary and director of USURF America, Inc. (now Cardinal Communications, Inc.). From April to June 2003, Mr. Loflin worked as a private consultant. From June 2003 to the present, Mr. Loflin has been executive vice president, secretary and director of Diamond I, Inc.

Ownership of Common Stock
The following table and the notes thereto set forth certain information regarding the beneficial ownership of our common stock, as of the date of this Current Report, by (1) each of our current directors, (2) each our current executive officers, (3) all of our executive officers and directors as a group and (4) each other person known to us to own beneficially more than five percent of our common stock outstanding. Unless otherwise indicated, the address for each of the shareholders in the table below is c/o ICrystal, Inc., 1305 Krameria Street, Suite H-167, Denver, Colorado, 80220.

Beneficially Owned
Name and Address of Beneficial Owner	Shares	Percent(1)
David Loflin	2,852,588(2)	47.16%
Woodstock Investments, LLC	602,588(3)	9.96%
James Kaufman	600,000	9.92%
Waddell D. Loflin	100,000	1.65%
All executive officers and directors as a group (3 persons)	3,552,588(2)	58.73%
Newlan & Newlan, Attorneys at Law	600,000	9.92%
(1)	Based on 6,048,852 shares outstanding. There are no outstanding warrants or options with respect to our common stock.
(2)	602,588 of these shares are beneficially owned by our CEO, David Loflin.
(3)	Woodstock Investments, LLC is owned by our CEO, David Loflin.
Certain Transactions
On November 27, 2006, we entered into, and consummated, three separate asset purchase agreements, each of which relates to our acquiring certain web site domains and Internet web pages associated therewith from their owners. We issued shares of our common stock in consideration of the web site domains and web pages associated therewith, as more particularly described below.

A.
We entered into one of the asset purchase agreements with James Kaufman. We issued 600,000 shares of our common stock to Mr. Kaufman, in consideration of the following web site domains and Internet web pages associated therewith:

CatVortal.com	SportsVortal.com	DrumVortal.com	PetVortal.com
DogVortal.com	PuppyVortal.com	BlogVortal.com	TheCarVortal.com
DesignVortal.com	MotorcycleVortal.com	GuitarVortal.com	iHealthEditor.com
CookingVortal.com	WomensFashionVortal.com	FashionVortal.com	iTravelEditor.com
BeautyVortal.com	MensFashionVortal.com	CookingEditor.com	DietEditor.com
VintageCarVortal.com	ChildrensFashionVortal.com	GiftEditor.com	FinanceEditor.com
DogEditor.com	MusicalInstrumentVortal.com	TheCarEditor.com	iAutoEditor.com
GuitarEditor.com	MotorcycleEditor.com	PetEditor.com	TheWineEditor.com
DrumEditor.com	WomensFashionEditor.com	PuppyEditor.com	TheOutDoorEditor.com
ibeautyEditor.com	MensFashionEditor.com	iCarEditor.com	TheGolfEditor.com
iTechnologyEditor.com	ChildrensFashionEditor.com	MensWearEditor.com	CookingEditor.com
iSportsEditor.com	MotorcycleEditor.com	WatchEditor.com	TheIeditor.com
WearEditor.com	HomeDesignEditor.com	MediumRareGuitars.com
ChildrensWearEditor.com	WomensWearEditor.com
B.
We entered into one of the asset purchase agreements with Tommy Loflin. Mr. Loflin is the son of our CEO, David Loflin. We issued 200,000 shares of our common stock to Mr. Lolfin, in consideration of the following web site domains and Internet web pages associated therewith:

arizonacardinalssite.com	atlantafalconssite.com	baltimoreravenssite.com
buffalobillssite.com	carolinapanterssite.com	chicagobearswebsite.com
cincinnatibengalssite.com	clevelandbrownssite.com	dallascowboyssite.com
detroitlionssite.com	denverbroncossiteonline.com	greenbaypackerssite.com
houstontexanssite.com	indianapoliscoltssite.com	jacksonvillejaguarssite.com
kansascitychiefssite.com	miamidolphinssite.com	minnesotavikingssite.com
newenglandpatriotssite.com	neworleanssaintssite.com	nygiantssite.com
nyjetssite.com	oaklandraiderssite.com	philadelphiaeglessite.com
pittsburghsteelerssite.com	sandiegochargerssite.com	sanfrancisco49erssite.com
seattleseahawkssite.com	stlouisramssite.com	tampabaybuccaneers.com
tennesseetitanssite.com	washingtonredskinssite.com
C.
We entered into one of the asset purchase agreements with David Loflin, our CEO and one of our directors. We issued 500,000 shares of our common stock to Mr. Lolfin, in consideration of the following web site domains and Internet web pages associated therewith:

clickeasy.net	foxhole.org	hostingvortal.com	freerover.com
gogetitboy.com	proxyzoo.com	qcards.com	templatevortal.com
trafficvortal.com	vortal9.com	picrate.org	newsandmedia.cc
seodoc.net	xcoupe.com	coffebythepound.net	myarcadespace.biz
myarcadespace.info	myproxyspace.net	myproxyspace.org	myproxyspace.info
myproxyspace.us	myproxyspace.name	pokespot.com	safesoft.us
vegasbetlive.com	bbou.net	andigirl.com	n-advanced.com
alltrackracing.com	circletrackraceparts.com	alltrackracing.net	webcodomains.com
webcohosting.com	circletrackraceparts.net	howtowinatpoker.com
Our board of directors authorized the acquisition of these web site domains and Internet web pages associated therewith, following its determination that our company commence a new business that would have us developing and acquiring numerous web site domains and Internet web pages therefor. None of the web site domains nor any of the web pages associated therewith has ever been the part of a going business. In determining the number of shares of our common stock to be issued under the three separate asset purchase agreements, our board of directors did not employ any standard valuation formula or any other standard measure of value.

In September 2006, we issued 2,250,000 shares of our common stock to David Loflin. Such shares of common stock were issued as a retention bonus and were valued at $.05 per share, the closing sale price of our common stock on the date of issuance.

In June 2004, there occurred a change in control of ICrystal, Inc. Pursuant to an amended and restated stock purchase agreement, Woodstock Investments, LLC, a Louisiana limited liability company owned by our CEO, David Loflin, purchased 51.91% of our then-outstanding shares of common stock, a total of 602,588 shares, from existing shareholders.

Press Releases of November 30, 2006
On November 30, 2006, we issued the press release reproduced below:
ICrystal, Inc. (ICRI) Appoints James Kaufman as President as It Launches New Business
Kaufman to Direct Company’s Web Page Publishing, Spearhead Search Engine Optimization Implementation

BATON ROUGE, La., Nov. 30, 2006 -- ICrystal, Inc. (Pink Sheets: ICRI) today announced it has appointed James Kaufman as President. Mr. Kaufman has been charged with overseeing the development of ICrystal’s new web page publishing business, with a particular focus on the implementation of his Search Engine Optimization (SEO) expertise as a means of maximizing traffic at the company’s various web sites. ICrystal’s board of directors believes Mr. Kaufman will provide strong leadership and be an energetic facilitator of its business plan.

Mr. Kaufman stated, “We have a wonderful, scalable plan ready for implementation. Search Engine Optimization will be our marketing tool of choice and I feel strongly that we can be successful with the techniques we’ve developed, and I’m ready to go.”

“Jim is the right man for this job, given his SEO expertise, as well as his energy and passion for getting things done,” said David Loflin, ICrystal’s CEO. “The board is excited that Jim will be spearheading the company’s new business plan,” Mr. Loflin added.

Mr. Kaufman, during more than the past five years, has been engaged as an independent business consultant. Also, during the past five years, Mr. Kaufman has devoted significant time to the development of vorts.com, an Internet web site classified as a vertical website directory, or “vortal”, an Internet-specific term for vertical portals, vortals being focused online communities of expert interest and/or specific industry. In addition, during the past five years, Mr. Kaufman has developed proprietary Search Engine Optimization (SEO) techniques, which he will employ to the benefit of ICrystal in his position as President.

Please visit ICRI’s website: www.icrystalsonline.com.
About ICrystal, Inc.

ICrystal, Inc. is a development-stage company that seeks to generate revenues from its web page publishing business in much the same way that traditional magazine publishers generate revenues from their publishing businesses: advertising. As traditional magazine publishers seek ever-increasing subscription rates upon which to base advertising rates, ICrystal seeks to establish an ever-increasing number of Internet visitors, or “traffic”, to each of ICrystal’s web pages, thereby increasing mathematically its opportunities to generate revenues through “click-through” advertising and e-commerce commissions.

It is ICrystal’s objective to be the publisher of, literally, tens of thousands of web pages, each designed to fill a particular niche interest. Once it has published a new web page, ICrystal will take measures intended to increase the number of visitors to that web page, the most important of which measures will be its employment of proprietary Search Engine Optimization (SEO) strategies.

The algorithmic basis of search engine operation has given rise to a niche Internet industry known as search engine optimization (SEO). SEO is an outgrowth of search engine marketing that serves to improve the number and/or quality of visitors to a web page. In effect, SEO markets by appealing to machine algorithms to increase search engine relevance and, ultimately, web page traffic. This is analogous to circulation in magazines and other periodicals and to foot traffic in retail advertising. ICrystal is determined to rely on the SEO expertise of James Kaufman, its president, as it attempts to increase traffic to its web sites.

Forward-Looking Statements

"SAFE HARBOR STATEMENT" UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. This press release contains forward-looking statements that involve risks and uncertainties. The statements in this release are forward-looking statements that are made pursuant to safe harbor provision of the Private Securities Litigation Reform Act of 1995. Actual results, events and performance could vary materially from those contemplated by these forward-looking statements. These statements involve known and unknown risks and uncertainties, which may cause ICrystal’s actual results in future periods to differ materially from results expressed or implied by forward-looking statements. These risks and uncertainties include, among other things, product demand and market competition. You should independently investigate and fully understand all risks before making investment decisions.

* * * END OF PRESS RELEASE * * *
On November 30, 2006, we issued the press release reproduced below:
ICrystal, Inc. (ICRI) Ends Dormancy, Launches New Business
Web Page Publishing Coupled with Search Engine Optimization to Generate Advertising Revenues
BATON ROUGE, La., Nov. 30, 2006 -- ICrystal, Inc. (Pink Sheets: ICRI) today announced that it has ended its period of inactivity and has commenced its web page publishing business.
ICRI seeks to generate revenues from its web page publishing business in much the same way that traditional magazine publishers generate revenues from their publishing businesses: advertising.

Literally, ICRI intends to publish tens of thousands of web pages, each designed to fill a particular niche interest. Once published, ICRI will take measures intended to increase the number of visitors to a web page, the most important of which measures will be its employment of proprietary Search Engine Optimization (SEO) strategies.

“While we will utilize many strategies intended to increase traffic to all of our web pages, the strategy of most strategic importance will be the implementation of our proprietary Search Engine Optimization strategies,” said Jim Kaufman, ICRI’s President. “Through our SEO strategies, our plan for generating advertising revenues from our web pages becomes mathematical: because we know a certain percentage of web page visitors will click on one of our ads, we must, to achieve revenues, drive as many visitors to each of our sites as possible,” added Mr. Kaufman.

ICRI’s first live web page publications are:
www.clickeasy.net	www.xcoupe.com
www.gifteditor.com	www.thecareditor.com
www.dieteditor.com
Please visit ICRI’s website: www.icrystalsonline.com.
What is Search Engine Optimization?

The algorithmic basis of search engine operation has given rise to a niche Internet industry known as search engine optimization (SEO). SEO is an outgrowth of search engine marketing that serves to improve the number and/or quality of visitors to a web page. In effect, SEO markets by appealing to machine algorithms to increase search engine relevance and, ultimately, web page traffic. This is analogous to circulation in magazines and other periodicals and to foot traffic in retail advertising. Search engines display different kinds of listings on a search engine results page, including paid advertising, in the form of pay-per-click advertisements and paid-inclusion listings, as well as unpaid “organic” search results, that is not-for-pay search results, and keyword-specific listings, such as news stories, definitions, map locations and images. SEO is concerned with improving the number and position of a web page’s listing in the organic search results. SEO strategies vary widely, in accordance with the specific web page. Broadly speaking, SEO may be geared towards increasing either the total number or the quality of visitors derived from the organic results of search engine searches, or both. The quality of a visitor can be measured by how often a visitor using a specific keyword leads to a desired action, such as making a purchase or requesting further information through the subject web page. A range of strategies and techniques are employed in SEO activities, including changes to a web page’s code (these are referred to as “on page factors”) and obtaining links from other web pages (these are referred to as “off page factors”). SEOs have been successful in many instances. However, as the search engines are not paid for the traffic they send to a particular web page from organic search results, the algorithms used by the search engines can and do change. Due to the search engines’ changing strategies in designing algorithms, there are no guarantees of success for an SEO practitioner, in the near term or long term.

About ICrystal, Inc.

ICrystal, Inc. is a development-stage company that seeks to generate revenues from its web page publishing business in much the same way that traditional magazine publishers generate revenues from their publishing businesses: advertising. As traditional magazine publishers seek ever-increasing subscription rates upon which to base advertising rates, ICrystal seeks to establish an ever-increasing number of Internet visitors, or “traffic”, to each of ICrystal’s web pages, thereby increasing mathematically its opportunities to generate revenues through “click-through” advertising and e-commerce commissions.

It is ICrystal’s objective to be the publisher of, literally, tens of thousands of web pages, each designed to fill a particular niche interest. Once it has published a new web page, ICrystal will take measures intended to increase the number of visitors to that web page, the most important of which measures will be its employment of proprietary Search Engine Optimization (SEO) strategies.

The algorithmic basis of search engine operation has given rise to a niche Internet industry known as search engine optimization (SEO). SEO is an outgrowth of search engine marketing that serves to improve the number and/or quality of visitors to a web page. In effect, SEO markets by appealing to machine algorithms to increase search engine relevance and, ultimately, web page traffic. This is analogous to circulation in magazines and other periodicals and to foot traffic in retail advertising. ICrystal is determined to rely on the SEO expertise of James Kaufman, its president, as it attempts to increase traffic to its web sites.

Forward-Looking Statements

"SAFE HARBOR STATEMENT" UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. This press release contains forward-looking statements that involve risks and uncertainties. The statements in this release are forward-looking statements that are made pursuant to safe harbor provision of the Private Securities Litigation Reform Act of 1995. Actual results, events and performance could vary materially from those contemplated by these forward-looking statements. These statements involve known and unknown risks and uncertainties, which may cause ICrystal’s actual results in future periods to differ materially from results expressed or implied by forward-looking statements. These risks and uncertainties include, among other things, product demand and market competition. You should independently investigate and fully understand all risks before making investment decisions.

* * * END OF PRESS RELEASE * * *

Item 9.01.	Financial Statements and Exhibits.
(c)	Shell company transactions.

On November 27, 2006, we ceased to be a shell company. As described in Item 1.01, Item 1.02 and Item 5.06 of this Current Report and with reference being made thereto, we acquired certain web site domains and Internet web pages associated therewith and have begun to implement a plan of business adopted by our board of directors. None of the web site domains nor any of the web pages associated therewith has ever been the part of a going business.

(d)	Exhibits.
Exhibit No.	Description
10.1	Asset Purchase Agreement, dated November 27, 2006, between ICrystal, Inc. and James Kaufman.
10.2	Asset Purchase Agreement, dated November 27, 2006, between ICrystal, Inc. and Tommy Loflin.
10.3	Asset Purchase Agreement, dated November 27, 2006, between ICrystal, Inc. and David Loflin.
10.4	Consulting Agreement, dated November 27, 2006, between ICrystal, Inc. and Victor Nostas.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunder duly authorized.
Dated: November 30, 2006	ICRYSTAL, INC.

By:	/s/ DAVID LOFLIN
David Loflin, Chief Executive Officer